UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2012

SLM Funding LLC

(Exact name of registrant as specified in its charter)

Delaware	333-166301	04-3480392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia		20191
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 703 984-5858

Not Applicable

Former name or former address, if changed since last report

SLM Student Loan Trust 2012-1

(Exact name of registrant as specified in its charter)

Delaware	333-166301-05	04-3480392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o The Bank of New York Mellon Trust Company, National Association 10161 Centurion Parkway Jacksonville, Florida		32256
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 703 984-5858

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

In connection with the closing of SLM Student Loan Trust 2012-1, certain opinions of Shearman & Sterling LLP and Orrick, Herrington & Sutcliffe LLP relating to various tax matters and to the legality of the Notes are attached.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

8.1	Opinion of Shearman & Sterling LLP.

8.2	Opinion of Orrick, Herrington & Sutcliffe LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: SLM FUNDING LLC

Dated: January 19, 2012	By:	/s/ MARK D. REIN
Name: Mark D. Rein
Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description

8.1	Opinion of Shearman & Sterling LLP dated January 19, 2012 with respect to tax matters.

8.2	Opinion of Orrick, Herrington & Sutcliffe LLP dated January 19, 2012 with respect to legality.